UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2009
RSC HOLDINGS INC.
RSC HOLDINGS III, LLC
RSC EQUIPMENT RENTAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE DELAWARE ARIZONA (State of incorporation)	001-33485 333-144625-01 333-144625 (Commission File Number)	22-1669012 41-2218971 86-0933835 (IRS Employer Identification No.)

6929 E. Greenway Parkway, Suite 200 Scottsdale, Arizona (Address of principal executive offices) 85254 (Zip Code) (480) 905-3300 (Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is filed with this report:

Exhibit 99.1	Press Release “RSC Equipment Rental, Inc. Announces Pricing of $200 million, 10-Year Senior Notes,” dated November 2, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc. RSC Holdings III, LLC RSC Equipment Rental, Inc.
By:	/s/ Kevin J. Groman
	Name:	Kevin J. Groman
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: November 2, 2009

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